Flagstar Bancorp, Inc. (NYSE: FBC) Acquisition of Wells Fargo Branches June 5, 2018

Forward-looking statements This presentation contains forward-looking statements, in particular with respect to the proposed branch acquisition, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Flagstar Bancorp, Inc.’s management and are subject to significant risks and uncertainties, including risks and uncertainties relating to the acquired branches, completion of the transaction, regulatory approval for the transaction and integration of the acquired branches and related operations. The Company's actual results could differ materially from those described in the forward- looking statements depending upon various factors as described in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov). Other than as required under United States securities laws, Flagstar Bancorp does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward- looking statements. 2

Strategic rationale • Improves ability to increase presence in well-known Midwest market - #1 market share in Fort Wayne, IN MSA and Upper Peninsula of MI markets(1) Builds Midwest footprint • Adds nearly 200,000 new customers/relationships; more than doubles customer base • Completion of the proposed Wells Fargo branch acquisition together with the recently completed DCB branch acquisition will significantly expand branch network in short time • Transformational banking transaction Enhances franchise • Moves funding from wholesale borrowings to core deposits, reducing rate sensitivity of funding base value - Total demand deposits increase to 35 percent of total deposits - Total funding cost drops 21 basis points(2) • Transaction provides low-cost, stable funding • At closing, liquidity will be used to repay short-term FHLB advances Transforms funding - Wholesale funding ratio falls 13 percentage points to 23 percent(3) source - HFI loan-to-deposit ratio declines 18 percentage points to 66 percent(4) • Longer-term, larger branch network expands access to core deposits and other business opportunities (1) Source: FDIC Summary of Deposits, 6/30/17; acquired branch data as of December 31, 2017. (2) Pro-forma as of March 31, 2018. Total funding cost is interest expense on interest-bearing liabilities divided by average funding liabilities (interest-bearing liabilities plus noninterest-bearing deposits). (3) Pro-forma as of March 31, 2018. Wholesale funding ratio is average wholesale funding (wholesale deposits plus FHLB advances) divided by average funding liabilities. (4) Pro-forma as of March 31, 2018. HFI loan-to-deposit ratio is average HFI loans (excluding warehouse loans) divided by total average deposits (excluding company-controlled deposits). 3

Transaction overview • Flagstar is acquiring 52 branches located in Indiana, Michigan, Wisconsin and Ohio from Wells Fargo - Approximately $2.3 billion of deposits at an average cost of 0.04%(1) Transaction - 66% of deposits are located in IN (33 branches); 26 branches in Fort Wayne, IN (#1 market share) summary - 27% are located in the Upper Peninsula of MI (14 branches); #1 market share - 7% are located in WI (4 branches) and OH (1 branch) - Approximately $130 million of loans(1) • Effective deposit premium of approximately 7 percent based on balances as of December 31, 2017 Financial • Expected to be moderately accretive to earnings per share in 2019 consideration • Tangible book value payback period of significantly less than 5 years • Conducted comprehensive due diligence • Transaction is subject to regulatory approval; closing is expected in early fourth quarter 2018 Other considerations • Will keep all branches and retain all employees • Target an 8 - 9 percent Tier 1 leverage ratio at close; any capital needed is expected to be met through a combination of earnings retention and balance sheet management (1) As of December 31, 2017. 4

Expanded Midwest presence Acquired deposits ($2.3bn) – 12/31/17 Geographic proximity of acquired branches Location of acquired branches # of Branches State 33 Indiana 14 Michigan 4 Wisconsin 1 Ohio Market statistics - Fort Wayne, IN MSA • #1 market share in Fort Wayne, IN MSA and surrounding area(1) • 5 year deposit CAGR (2012-17) – 4.2% • Projected annual population growth – 0.57% • Median HHI – $54.5k (1) Source: Estimated based on FDIC Summary of Deposits, 6/30/17. Estimate Existing Flagstar Michigan branches (99) includes branches locations in Fort Wayne, IN MSA, contiguous counties, Wells Fargo branches to be acquired (52) one branch in OH and one branch near Indianapolis. 5

Improved deposit mix Pro forma total deposits ($mm) Interest-bearing Interest-bearing demand demand 8% 12% Interest- bearing demand Noninterest- Savings / 25% Savings / Noninterest- Savings / bearing MMDA MMDA bearing MMDA 24% 45% 49% 23% 45% Noninterest- bearing Certificates 20% Certificates of deposit of deposit 23% 20% Certificates of deposit 6% Flagstar(1) Wells Fargo(2) Pro forma $ bps $ bps $ bps Noninterest-bearing(3) $2,213 0.00% $454 0.00% $2,667 0.00% Interest-bearing demand 789 0.35% 565 0.03% 1,354 0.22% Savings / MMDA 4,178 0.83% 1,134 0.04% 5,312 0.66% Certificates of deposit(4) 2,191 1.44% 128 0.26% 2,319 1.37% (5) Total deposits $9,371 0.73% $2,280 0.04% $11,651 0.60% (1) Average balances for the quarter ended March 31, 2018. (2) Acquired branch data as of December 31, 2017. (3) Includes noninterest-bearing company-controlled deposits from mortgage servicing business. (4) Includes wholesale deposits. (5) Full impact of Desert Community Bank branch acquisition would reduce total pro forma deposit cost by 2 bps to 0.58%. 6

Appendix

Wells Fargo branch acquisition list

Branch listing

State	Region	Address	State	Region	Address
Indiana	Fort Wayne	2720 Guilford St, Huntington, IN 46750	Michigan	Upper Peninsula	516 N Lincoln Rd, Escanaba, MI 49829
Indiana	Fort Wayne	12 N Broadway, Peru, IN 46970	Michigan	Upper Peninsula	1303 College Ave, Houghton, MI 49931
Indiana	Fort Wayne	901 W State Blvd, Fort Wayne, IN 46808	Michigan	Upper Peninsula	234 W Genesee St, Iron River, MI 49935
Indiana	Fort Wayne	800 Northcrest Shopping Ctr, Fort Wayne, IN 46805	Michigan	Upper Peninsula	1805 S Stephenson Ave, Iron Mountain, MI 49801
Indiana	Fort Wayne	3902 S Clinton St, Fort Wayne, IN 46806	Michigan	Upper Peninsula	1329 8th Ave, Menominee, MI 49858
Indiana	Fort Wayne	5903 Bluffton Rd, Fort Wayne, IN 46809	Michigan	Upper Peninsula	S938 US Highway 41, Stephenson, MI 49887
Indiana	Fort Wayne	1000 E Dupont Rd, Fort Wayne, IN 46825	Michigan	Upper Peninsula	115 N Pine St, Gwinn, MI 49841
Indiana	Fort Wayne	5770 Coventry Ln, Fort Wayne, IN 46804	Michigan	Upper Peninsula	700 US Hwy 41 W, Ishpeming, MI 49849
Indiana	Fort Wayne	6302 E State Blvd, Fort Wayne, IN 46815	Michigan	Upper Peninsula	101 W Washington St, Marquette, MI 49855
Indiana	Fort Wayne	5525 St Joe Rd, Fort Wayne, IN 46835	Michigan	Upper Peninsula	1300 N 3rd St, Marquette, MI 49855
Indiana	Fort Wayne	6324 Covington Plz, Fort Wayne, IN 46804	Michigan	Upper Peninsula	6000 US Hwy 41 S, Marquette, MI 49855
Indiana	Fort Wayne	111 E Wayne St, Fort Wayne, IN 46802	Michigan	Upper Peninsula	3220 US Highway 41 W, Marquette, MI 49855
Indiana	Fort Wayne	10325 Chestnut Plaza Dr, Fort Wayne, IN 46814	Michigan	Upper Peninsula	1401 Presque Isle Ave, Marquette, MI 49855
Indiana	Fort Wayne	14816 First St, Hoagland, IN 46745	Michigan	Upper Peninsula	900 E Cloverland Dr, Ironwood, MI 49938
Indiana	Fort Wayne	1536 US Hwy 30 E, New Haven, IN 46774			
Indiana	Fort Wayne	202 E 9th St, Rochester, IN 46975			
Indiana	Fort Wayne	1 Yorkshire Dr, Decatur, IN 46733	Wisconsin	Northern Wisconsin	100 E First St, Gillett, WI 54124
Indiana	Fort Wayne	101 S Main St, Bluffton, IN 46714	Wisconsin	Northern Wisconsin	225 E Central Ave, Oconto Falls, WI 54154
Indiana	Fort Wayne	1541 N Main St, Rushville, IN 46173	Wisconsin	Northern Wisconsin	13937 Silver Hill Rd, Mountain, WI 54149
Indiana	Fort Wayne	119 N Main St, Monticello, IN 47960	Wisconsin	Northern Wisconsin	1507 Cleveland Ave, Marinette, WI 54143
Indiana	Fort Wayne	1000 N Main St, Monticello, IN 47960			
Indiana	Fort Wayne	841 N Cass St, Wabash, IN 46992			
Indiana	Fort Wayne	2204 N Wayne St, Angola, IN 46703	Ohio	Fort Wayne	115 Hospital Dr, Van Wert, OH 45891
Indiana	Fort Wayne	200 S Van Buren St, Auburn, IN 46706			
Indiana	Fort Wayne	812 W 7th St, Auburn, IN 46706			
Indiana	South Bend	1112 N Detroit St, Lagrange, IN 46761			
Indiana	South Bend	245 Morton St, Shipshewana, IN 46565			
Indiana	South Bend	601 Jackson St, La Porte, IN 46350			
Indiana	South Bend	382 W Cleveland Rd, Granger, IN 46530			
Indiana	South Bend	2926 Mishawaka Ave, South Bend, IN 46615			
Indiana	South Bend	2317 W Western Ave, South Bend, IN 46619			
Indiana	South Bend	100 E Wayne St, South Bend, IN 46601			
Indiana	South Bend	4400 Miami St, South Bend, IN 46614			

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Flagstar Bancorp